UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 17, 2012

WIRECO WORLDGROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 NW Ambassador Drive, Kansas City, MO  64163
(Address of principal executive offices and zip code)

(816) 270-4700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

WireCo WorldGroup Inc. will host a teleconference on Tuesday, May 22, 2012 at 3:00 p.m. EDT (2 p.m. CDT) to discuss its financial performance for the first quarter of 2012.  All interested parties are invited to listen to the teleconference by calling +1 (619) 377-3984 or within the U.S. only (877) 310-4626.  The conference ID number is 82848598.  Participants should call in no later than 2:45 p.m. EDT (1:45 p.m. CDT).  An audio replay will be available for 30 days following the call.  To access a replay, please use the call numbers and conference ID as referenced above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WireCo WorldGroup Inc.

Date: May 17, 2012	By:	/s/ J. Keith McKinnish
J. Keith McKinnish,
Senior Vice President and Chief Financial Officer